                                                                  Exhibit 17 (c)


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                                      YOUR PROXY VOTE IS IMPORTANT!

                                      AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                      PHONE, OR THE INTERNET.

                                      IT SAVES MONEY! TELEPHONE, FACSIMILE AND
                                      INTERNET VOTING SAVES POSTAGE COSTS.
                                      SAVINGS WHICH CAN HELP MINIMIZE EXPENSES.

                                      IT SAVES TIME! TELEPHONE AND INTERNET
                                      VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                      IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE IT
                                      AT HAND.

                                      2. CALL TOLL-FREE 1-866-241-6192, OR GO TO
                                      WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                      3. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                      VOTE BY PHONE, OR INTERNET.




                  Please detach at perforation before mailing.



PROXY                       VAN KAMPEN XXXXXXXXX FUND                     PROXY
                                       AND
                            VAN KAMPEN XXXXXXXXX FUND
                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON AUGUST 12, 2005

Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen XXXXXXX (the "Target Fund") and Van Kampen XXXXXXXX (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on August 12, 2005 at X:XX a.m. THIS PROXY IS SOLICITED ON BEHALF OF EACH FUND'S BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES OF EACH FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

                                        VOTE VIA THE TELEPHONE: 1-866-241-6192

                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM
                                        999 9999 9999 999


                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Signature (if held jointly)


                                        ---------------------------------------
                                        Date                        XXX XXXX

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT












                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.




THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.
PLEASE MARK VOTES AS IN THIS EXAMPLE:  [X]


                                                                         FOR   AGAINST  ABSTAIN
     1.  To approve an Agreement and Plan of Reorganization between      [ ]     [ ]      [ ]
         the Target Fund and the Acquiring Fund, the termination
         of Target Fund's registration under the Investment
         Company Act of 1940, as amended, and the dissolution of
         the Target Fund under applicable state law;

     2.  Not applicable to the Target Fund;

     3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.


                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
   ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
             OR VIA THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

                                    XXX XXXX